Exhibit 99.2

DISCOVER FINANCIAL SERVICES
EARNINGS SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended
	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	March 31, 2013 vs. March 31, 2012
EARNINGS SUMMARY
Interest Income	$1,708	$1,740	$1,708	$1,646	$1,641	$67	4%
Interest Expense	298	312	321	332	349	(51)	(15%)
Net Interest Income	1,410	1,428	1,387	1,314	1,292	118	9%

Discount/Interchange Revenue	492	559	526	519	471	21	4%
Rewards	229	318	273	246	231	(2)	(1%)
Discount and Interchange Revenue, net	263	241	253	273	240	23	10%
Protection Products Revenue	88	98	104	102	103	(15)	(15%)
Loan Fee Income	81	83	82	78	81	0	0%
Transaction Processing Revenue	53	55	58	56	49	4	8%
Other Income	97	111	121	43	38	59	155%
Total Other Income	582	588	618	552	511	71	14%

Revenue Net of Interest Expense	1,992	2,016	2,005	1,866	1,803	189	10%

Provision for Loan Losses	159	370	136	262	84	75	89%

Employee Compensation and Benefits	290	280	275	253	246	44	18%
Marketing and Business Development	169	187	174	121	128	41	32%
Information Processing & Communications	78	77	71	71	72	6	8%
Professional Fees	104	115	108	108	104	0	0%
Premises and Equipment	19	22	19	19	18	1	6%
Other Expense	93	122	194	186	104	(11)	(11%)
Total Other Expense	753	803	841	758	672	81	12%

Income Before Income Taxes	1,080	843	1,028	846	1,047	33	3%
Tax Expense	407	304	391	321	397	10	3%
Net Income	$673	$539	$637	$525	$650	$23	4%

Net Income Allocated to Common Stockholders	$659	$530	$631	$520	$644	$15	2%

Effective Tax Rate	37.7%	36.1%	38.0%	37.9%	37.9%

Net Interest Margin	9.39%	9.40%	9.39%	9.28%	9.09%	30	bps
ROE	27%	22%	28%	24%	30%

Ending Common Shares Outstanding	493	498	505	515	530	(37)	(7%)
Weighted Average Common Shares Outstanding	496	500	510	523	530	(34)	(6%)
Weighted Average Common Shares Outstanding (fully diluted)	497	502	511	524	531	(34)	(6%)

PER SHARE STATISTICS
Basic EPS	$1.33	$1.06	$1.24	$0.99	$1.22	$0.11	9%
Diluted EPS	$1.33	$1.06	$1.24	$0.99	$1.21	$0.12	10%
Common Stock Price (period end)	$44.84	$38.55	$39.73	$34.58	$33.34	$11.50	34%
Book Value per share	$20.90	$19.83	$18.18	$17.36	$16.41	$4.49	27%

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
EARNINGS SUMMARY
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	March 31, 2013 vs. March 31, 2012
SEGMENT- INCOME BEFORE INCOME TAXES
Direct Banking	$1,033	$811	$980	$796	$999	$34	3%
Payment Services	47	32	48	50	48	(1)	(2%)
Total	$1,080	$843	$1,028	$846	$1,047	$33	3%

TRANSACTIONS PROCESSED ON NETWORKS
Discover Network	442	501	471	462	417	25	6%
PULSE Network	1,023	1,067	1,105	1,128	1,028	(5)	(0%)
Total	1,465	1,568	1,576	1,590	1,445	20	1%

NETWORK VOLUME
PULSE Network	$39,919	$40,441	$40,365	$41,207	$38,550	$1,369	4%
Network Partners	2,246	2,456	2,228	2,195	2,004	242	12%
Diners Club International 1	6,644	7,204	7,038	7,184	7,067	(423)	(6%)
Total Payment Services	48,809	50,101	49,631	50,586	47,621	1,188	2%
Discover Network - Proprietary	25,738	29,746	27,662	27,279	24,690	1,048	4%
Total	$74,547	$79,847	$77,293	$77,865	$72,311	$2,236	3%

1 Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment.

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
BALANCE SHEET STATISTICS
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	March 31, 2013 vs. March 31, 2012

BALANCE SHEET SUMMARY
Assets
Cash and Investment Securities	$13,819	$9,106	$13,722	$13,695	$13,243	$576	4%
Total Loan Receivables	60,384	62,598	59,634	58,051	56,642	3,742	7%
Allowance for Loan Losses	(1,634)	(1,788)	(1,731)	(1,898)	(1,971)	337	17%
Net Loan Receivables	58,750	60,810	57,903	56,153	54,671	4,079	7%
Premises and Equipment, net	572	538	522	497	489	83	17%
Goodwill and Intangible Assets, net	473	475	478	471	441	32	7%
Other Assets	2,525	2,562	2,544	2,422	2,348	177	8%
Total Assets	$76,139	$73,491	$75,169	$73,238	$71,192	$4,947	7%

Liabilities & Stockholders' Equity
Direct to Consumer and Affinity Deposits	$28,724	$28,031	$27,737	$27,588	$27,541	$1,183	4%
Brokered Deposits and Other Deposits	13,670	14,182	14,329	14,179	13,028	642	5%
Deposits	42,394	42,213	42,066	41,767	40,569	1,825	4%
Borrowings	19,520	17,993	19,966	19,057	18,733	787	4%
Accrued Expenses and Other Liabilities	3,926	3,412	3,960	3,474	3,187	739	23%
Total Liabilities	65,840	63,618	65,992	64,298	62,489	3,351	5%
Total Equity	10,299	9,873	9,177	8,940	8,703	1,596	18%
Total Liabilities and Stockholders' Equity	$76,139	$73,491	$75,169	$73,238	$71,192	$4,947	7%

BALANCE SHEET STATISTICS
Total Common Equity	$9,739	$9,313	$9,177	$8,940	$8,703	$1,036	12%
Total Common Equity/Total Assets	12.8%	12.7%	12.2%	12.2%	12.2%
Total Common Equity/Net Loans	16.6%	15.3%	15.8%	15.9%	15.9%

Tangible Assets	$75,666	$73,015	$74,691	$72,767	$70,751	$4,915	7%
Tangible Common Equity 1	$9,266	$8,838	$8,699	$8,469	$8,262	$1,004	12%
Tangible Common Equity/Tangible Assets 1	12.2%	12.1%	11.6%	11.6%	11.7%
Tangible Common Equity/Net Loans 1	15.8%	14.5%	15.0%	15.1%	15.1%
Tangible Common Equity per share 1	$18.80	$17.75	$17.23	$16.45	$15.58	$3.22	21%

REGULATORY CAPITAL RATIOS
Total Risk Based Capital Ratio	17.9%	16.8%	17.1%	17.1%	17.3%
Tier 1 Risk Based Capital Ratio	15.6%	14.5%	13.9%	13.9%	14.0%
Tier 1 Common Capital Ratio 2	14.7%	13.6%	13.9%	13.9%	14.0%
Tier 1 Leverage Ratio	13.4%	12.7%	11.9%	11.9%	11.9%

LIQUIDITY
Liquidity Portfolio	$12,530	$8,332	$12,449	$12,096	$11,888	$642	5%
Undrawn Credit Facilities 3	17,415	17,237	16,657	16,493	15,596	1,819	12%
Total Liquidity	$29,945	$25,569	$29,106	$28,589	$27,484	$2,461	9%

1 Tangible Common Equity ("TCE") is a non-GAAP measure. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure see Reconciliation of GAAP to non-GAAP Data schedule.

2 Tier 1 Common Capital Ratio is calculated using tier 1 common capital, a non-GAAP measure. The Company believes the tier 1 common capital ratio is meaningful to investors to assess the quality and composition of the Company’s capital. For corresponding reconciliation of tier 1 common capital to a GAAP financial measure see Reconciliation of GAAP to non-GAAP Data schedule.

3 Excludes investments pledged to the Federal Reserve, which is included within the liquidity portfolio.

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
AVERAGE BALANCE SHEET
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	March 31, 2013 vs. March 31, 2012

AVERAGE BALANCES
Assets
Cash and Investment Securities	$10,497	$10,937	$12,083	$12,149	$10,927	($430)	(4%)
Restricted Cash	720	1,160	998	1,279	555	165	30%
Credit Card Loans	49,267	49,173	47,875	46,484	46,604	2,663	6%
Federal Student Loans	-	-	-	-	245	(245)	(100%)
Private Student Loans	7,989	7,750	7,551	7,519	7,540	449	6%
Personal Loans	3,344	3,248	3,074	2,892	2,762	582	21%
Other Loans	303	306	235	34	24	279	NM
Total Loans	60,903	60,477	58,735	56,929	57,175	3,728	7%
Total Interest Earning Assets	72,120	72,574	71,816	70,357	68,657	3,463	5%
Allowance for Loan Losses	(1,822)	(1,707)	(1,834)	(1,931)	(2,161)	339	16%
Other Assets	4,362	4,192	4,132	3,936	3,967	395	10%
Total Assets	$74,660	$75,059	$74,114	$72,362	$70,463	$4,197	6%

Liabilities and Stockholders' Equity
Direct to Consumer and Affinity Deposits	$28,391	$27,890	$27,668	$27,593	$27,160	$1,231	5%
Brokered Deposits and Other Deposits	13,663	14,119	14,380	13,590	12,818	845	7%
Total Interest-bearing Deposits	42,054	42,009	42,048	41,183	39,978	2,076	5%
Short-term Borrowings	240	245	189	6	-	240	NM
Securitized Borrowings	16,574	17,540	17,341	17,085	16,338	236	1%
Other Long-term Borrowings	2,059	1,829	1,906	1,933	2,159	(100)	(5%)
Total Interest-bearing Liabilities	60,927	61,623	61,484	60,207	58,475	2,452	4%
Other Liabilities & Stockholders' Equity	13,733	13,436	12,630	12,155	11,988	1,745	15%
Total Liabilities and Stockholders' Equity	$74,660	$75,059	$74,114	$72,362	$70,463	$4,197	6%

AVERAGE RATES
Assets
Cash and Investment Securities	0.89%	0.87%	0.83%	0.82%	0.77%	12	bps
Restricted Cash	0.10%	0.12%	0.15%	0.16%	0.20%	(10)	bps
Credit Card Loans	11.94%	12.02%	12.14%	12.21%	12.21%	(27)	bps
Federal Student Loans	-%	-%	-%	-%	1.64%	NM	bps
Private Student Loans	6.52%	6.48%	6.48%	6.49%	6.39%	13	bps
Personal Loans	12.45%	12.41%	12.41%	12.34%	12.28%	17	bps
Other Loans	3.50%	3.30%	3.39%	3.92%	3.65%	(15)	bps
Total Loans	11.22%	11.29%	11.39%	11.45%	11.39%	(17)	bps
Total Interest Earning Assets	9.60%	9.54%	9.46%	9.41%	9.61%	(1)	bps

Liabilities and Stockholders' Equity
Direct to Consumer and Affinity Deposits	1.53%	1.57%	1.58%	1.62%	1.70%	(17)	bps
Brokered Deposits and Other Deposits	2.36%	2.43%	2.53%	2.94%	3.41%	(105)	bps
Total Interest-bearing Deposits	1.80%	1.86%	1.91%	2.06%	2.25%	(45)	bps
Short-term Borrowings	1.45%	1.32%	1.35%	2.77%	-%	145	bps
Securitized Borrowings	1.84%	1.79%	1.87%	1.99%	2.08%	(24)	bps
Other Long-term Borrowings	7.04%	7.87%	7.79%	7.84%	7.55%	(51)	bps
Total Interest-bearing Liabilities	1.99%	2.01%	2.08%	2.22%	2.40%	(41)	bps

Net Interest Margin	9.39%	9.40%	9.39%	9.28%	9.09%	30	bps
Net Yield on Interest-earning Assets	7.93%	7.83%	7.68%	7.51%	7.57%	36	bps

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	March 31, 2013 vs. March 31, 2012
TOTAL LOAN RECEIVABLES
Ending Loans 1, 2	$60,384	$62,598	$59,634	$58,051	$56,642	$3,742	7%
Average Loans 1, 2	$60,903	$60,477	$58,735	$56,929	$57,175	$3,728	7%

Interest Yield	11.22%	11.29%	11.39%	11.45%	11.39%	(17)	bps
Net Principal Charge-off Rate	2.08%	2.06%	2.05%	2.37%	2.52%	(44)	bps
Net Principal Charge-off Rate excluding PCI Loans 3	2.25%	2.24%	2.23%	2.60%	2.77%	(52)	bps
Delinquency Rate (over 30 days) 3	1.68%	1.69%	1.73%	1.75%	1.97%	(29)	bps
Delinquency Rate (over 90 days) 3	0.84%	0.82%	0.81%	0.87%	1.02%	(18)	bps
Net Principal Charge-off Dollars	$313	$313	$303	$335	$358	($45)	(13%)
Net Interest and Fee Charge-off Dollars	$93	$90	$90	$104	$118	($25)	(21%)
Loans Delinquent Over 30 Days 3	$940	$981	$947	$929	$1,016	($76)	(7%)
Loans Delinquent Over 90 Days 3	$469	$478	$447	$460	$524	($55)	(10%)

Allowance for Loan Loss (period end)	$1,634	$1,788	$1,731	$1,898	$1,971	($337)	(17%)
Change in Loan Loss Reserves	($154)	$57	($167)	($73)	($274)	$120	44%
Reserve Rate	2.71%	2.86%	2.90%	3.27%	3.48%	(77)	bps
Reserve Rate Excluding PCI Loans 3	2.93%	3.09%	3.16%	3.57%	3.82%	(89)	bps

CREDIT CARD LOANS
Ending Loans	$48,655	$51,135	$48,434	$47,451	$46,242	$2,413	5%
Average Loans	$49,267	$49,173	$47,875	$46,484	$46,604	$2,663	6%

Interest Yield	11.94%	12.02%	12.14%	12.21%	12.21%	(27)	bps
Net Principal Charge-off Rate	2.36%	2.31%	2.34%	2.72%	2.92%	(56)	bps
Delinquency Rate (over 30 days)	1.77%	1.79%	1.83%	1.85%	2.10%	(33)	bps
Delinquency Rate (over 90 days)	0.91%	0.90%	0.89%	0.94%	1.10%	(19)	bps
Net Principal Charge-off Dollars	$287	$286	$281	$314	$338	($51)	(15%)
Loans Delinquent Over 30 Days	$862	$917	$887	$879	$969	($107)	(11%)
Loans Delinquent Over 90 Days	$442	$460	$431	$445	$508	($66)	(13%)

Allowance for Loan Loss (period end)	$1,453	$1,613	$1,565	$1,739	$1,822	($369)	(20%)
Change in Loan Loss Reserves	($160)	$48	($174)	($83)	($279)	$119	43%
Reserve Rate	2.99%	3.15%	3.23%	3.66%	3.94%	(95)	bps

Total Discover Card Volume	$26,880	$31,085	$29,692	$28,579	$25,730	$1,150	4%
Discover Card Sales Volume	$24,864	$28,728	$27,109	$26,411	$23,891	$973	4%

1 Total Loans includes mortgages and other loans.

2 Purchased Credit Impaired ("PCI") loans are loans that were acquired in which a deterioration in credit quality occurred between the origination date and the acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables.

3 Excludes PCI loans (described above) which are accounted for on a pooled basis. Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful. Because the company is recognizing interest income on a pool of loans, it is all considered to be performing.

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	March 31, 2013 vs. March 31, 2012

PRIVATE STUDENT LOANS
Ending Loans	$7,987	$7,774	$7,738	$7,491	$7,556	$431	6%
Ending PCI Loans 1	$4,561	$4,702	$4,828	$4,956	$5,079	($518)	(10%)

Interest Yield	6.52%	6.48%	6.48%	6.49%	6.39%	13	bps
Net Principal Charge-off Rate	0.35%	0.38%	0.26%	0.24%	0.15%	20	bps
Net Principal Charge-off Rate excluding PCI Loans 2	0.82%	1.00%	0.74%	0.73%	0.48%	34	bps
Delinquency Rate (over 30 days) 2	1.48%	1.22%	1.18%	1.03%	0.86%	62	bps

Reserve Rate	1.04%	0.96%	0.86%	0.90%	0.76%	28	bps
Reserve Rate Excluding PCI Loans 2	2.43%	2.44%	2.30%	2.67%	2.33%	10	bps

PERSONAL LOANS
Ending Loans	$3,395	$3,296	$3,165	$2,978	$2,817	$578	21%

Interest Yield	12.45%	12.41%	12.41%	12.34%	12.28%	17	bps
Net Principal Charge-off Rate	2.30%	2.47%	2.09%	2.25%	2.56%	(26)	bps
Delinquency Rate (over 30 days)	0.76%	0.77%	0.77%	0.73%	0.82%	(6)	bps

Reserve Rate	2.86%	3.02%	3.11%	3.03%	3.20%	(34)	bps

1 Purchased Credit Impaired ("PCI") loans are loans that were acquired in which a deterioration in credit quality occurred between the origination date and the acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables.

2 Excludes PCI loans (described above) which are accounted for on a pooled basis. Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful. Because the company is recognizing interest income on a pool of loans, it is all considered to be performing.

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
SEGMENT RESULTS
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	March 31, 2013 vs. March 31, 2012
DIRECT BANKING

Interest Income	$1,708	$1,740	$1,708	$1,646	$1,641	$67	4%
Interest Expense	298	312	321	332	349	(51)	(15%)
Net Interest Income	1,410	1,428	1,387	1,314	1,292	118	9%
Other Income	495	501	530	465	429	66	15%
Revenue Net of Interest Expense	1,905	1,929	1,917	1,779	1,721	184	11%
Provision for Loan Losses	159	370	136	262	84	75	89%
Total Other Expense	713	748	801	721	638	75	12%
Income Before Income Taxes	$1,033	$811	$980	$796	$999	$34	3%

Net Interest Margin	9.39%	9.40%	9.39%	9.28%	9.09%	30	bps
Pretax Return on Loan Receivables	6.87%	5.34%	6.64%	5.63%	7.03%	(16)	bps

PAYMENT SERVICES

Interest Income	$-	$-	$-	$-	$-	$-	NM
Interest Expense	-	-	-	-	-	-	NM
Net Interest Income	-	-	-	-	-	-	NM
Other Income	87	87	88	87	82	5	6%
Revenue Net of Interest Expense	87	87	88	87	82	5	6%
Total Other Expense	40	55	40	37	34	6	18%
Income Before Income Taxes	$47	$32	$48	$50	$48	($1)	(2%)

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
GLOSSARY OF FINANCIAL TERMS

Book Value per share represents total equity divided by ending common shares outstanding.

Delinquency Rate (Over 30 Days) represents loans delinquent over thirty days divided by ending loans (total or respective loans, as appropriate).

Delinquency Rate (Over 90 Days) represents loans delinquent over ninety days divided by ending loans (total or respective loans, as appropriate).

Earnings Per Share represents net income allocated to common stockholders divided by the weighted average common shares outstanding.

Effective Tax Rate represents tax expense divided by income before income taxes.

Interest Yield represents interest income on loan receivables (annualized) divided by average loans for the reporting period.

Liquidity Portfolio represents cash and cash equivalents (excluding cash-in-process) and other investments.

Net Income Allocated to Common Stockholders represents net income less (i) dividends and accretion of discount on shares of preferred stock and (ii) income allocated to participating securities.

Net Interest Margin represents net interest income (annualized) divided by average total loans for the period.

Net Principal Charge-off Rate represents net principal charge-off dollars (annualized) divided by average loans for the reporting period.

Pretax Return on Loan Receivables represents income before income taxes (annualized) divided by total average loans for the period.

Proprietary Network Volume represents gross proprietary sales volume on the Discover Network.

Regulatory Capital Ratios are regulatory measures used to evaluate capital adequacy. To be considered "well-capitalized," total risk-based, tier 1 risk-based, and tier 1 leverage ratios of 10%, 6% and 5% respectively must be maintained. Total Risk Based Capital Ratio represents total capital divided by risk-weighted assets. Tier 1 Capital Ratio represents tier 1 capital divided by risk-weighted assets. Tier 1 Leverage Ratio represents tier 1 capital divided by average total assets. Tier 1 Common Capital Ratio represents tier 1 common capital, a non-GAAP measure, divided by risk-weighted assets. For corresponding reconciliation of tier 1 common capital to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP Data schedule.

Reserve Rate represents the allowance for loan losses divided by total loans.

Return on Equity represents net income (annualized) divided by average total equity for the reporting period.

Tangible Assets represents total assets less goodwill and intangibles.

Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents total common equity less goodwill and intangibles. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP Data schedule.

Tangible Common Equity/Net Loans, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total loans less the allowance for loan loss (period end).

Tangible Common Equity per Share, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by ending common shares outstanding.

Tangible Common Equity/Tangible Assets, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total assets less goodwill and intangibles.

Undrawn Credit Facilities represents asset-backed conduit funding facilities and Federal Reserve discount window (excluding investments pledged to the Federal Reserve, which are included within the liquidity investment portfolio).

DISCOVER FINANCIAL SERVICES
RECONCILIATION OF GAAP TO NON-GAAP DATA
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012
GAAP total common equity	$9,739	$9,313	$9,177	$8,940	$8,703
Less: Goodwill	(286)	(286)	(287)	(287)	(255)
Less: Intangibles	(187)	(189)	(191)	(184)	(186)
Tangible common equity 1	$9,266	$8,838	$8,699	$8,469	$8,262
Effect of certain items in accumulated other comprehensive
income (loss) excluded from tier 1 common capital	83	72	29	43	59
Total tier 1 common capital 2	$9,349	$8,910	$8,728	$8,512	$8,321

GAAP book value per share	$20.90	$19.83	$18.18	$17.36	$16.41
Less: Goodwill	(0.58)	(0.58)	(0.57)	(0.56)	(0.48)
Less: Intangibles	(0.38)	(0.38)	(0.38)	(0.35)	(0.35)
Less: Preferred Stock	(1.14)	(1.12)	0.00	0.00	0.00
Tangible common equity per share	$18.80	$17.75	$17.23	$16.45	$15.58

1 Tangible common equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles. A reconciliation of TCE to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use TCE and definitions may vary, so we advise users of this information to exercise caution in comparing TCE of different companies. TCE is included because management believes that common equity excluding goodwill and intangibles is a more meaningful measure to investors of the true net asset value of the company.

2 Tier 1 common capital, a non-GAAP financial measure, represents common equity and the effect of certain items in accumulated other comprehensive income (loss) excluded from tier 1 common capital, less goodwill and intangibles. A reconciliation of tier 1 common capital to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use tier 1 common capital and definitions may vary, so we advise users of this information to exercise caution in comparing tier 1 common capital of different companies. Tier 1 common capital is included to support the tier 1 common capital ratio which is meaningful to investors to assess the quality and composition of the Company’s capital.